UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2023

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite 203 Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03         Material Modification to Rights of Security Holders.

See Item 5.03.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2023, Super League Gaming, Inc. (the “Company”) filed an amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation, as Amended (the “Charter”), to change the name of the Company from Super League Gaming, Inc. to Super League Enterprise, Inc. (the “Name Change”) and to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share ( “Common Stock”) at a ratio of 1-for-20 (the “Reverse Split”). The Name Change and the Reverse Split were approved by the Company’s Board of Directors (the “Board”) on July 5, 2023, and approved by the stockholders of the Company on September 7, 2023, as set forth in Item 5.07 below.

The Amendment will become effective at 12:01 a.m. (Eastern Time) on September 11, 2023 (the “Effective Time”). The Company’s shares are expected to begin trading on a Reverse Split-adjusted basis on the Nasdaq Capital Market on September 11, 2023. The trading symbol for the common stock will be “SLE,” and the new CUSIP number of the common stock following the Reverse Split is 86804F 301.

As a result of the Reverse Split, every 20 shares of the Company’s issued and outstanding Common Stock will be automatically combined and converted into one issued and outstanding share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, the Company will pay cash (without interest) equal to the value of such fractional share. The Reverse Split will not modify the rights or preferences of the common stock. The Company has appointed its transfer agent, Direct Transfer LLC, to act as exchange agent for the Reverse Split.

The above description of the Amendment is a summary of the material terms thereof and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. For more information about the Reverse Split, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 24, 2023.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 7, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below:

Proposal No. 1 - Election of the two Class III Directors

	For	Withheld
Ann Hand	39,888,100	1,775,736
Mark Jung	38,785,832	2,878,004

The Company’s Directors are elected by a plurality of the votes cast. The Company’s Directors are classified into three classes, with staggered three-year terms. Stockholders elected Ann Hand and Mark Jung to serve as Class III Directors on the Company’s Board of Directors until the end of their respective terms.

Proposal No. 2: Approval of an Amendment to the Company’s Charter to change the name of the Company to Super League Enterprise, Inc. and change the Company’s ticker symbol to “SLE.”

For	Against	Abstain
49,578,468	1,736,243	565,301

The vote required to approve this proposal was the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal. Accordingly, stockholders approved the amendment to the Company’s Charter to change the name of the Company from Super League Gaming, Inc. to Super League Enterprise, Inc., and to change the Company’s ticker symbol from “SLGG” to “SLE.” See Item 5.03 for further actions taken by the Company in regard to this Proposal No. 2.

Proposal No. 3: Approval of an Amendment to the Company’s Charter to effect the 1-for-20 Reverse Split

For	Against	Abstain
46,692,688	4,792,868	394,456

The vote required to approve this proposal was the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal. Accordingly, stockholders approved an amendment to the Company’s Charter to permit, but not require, the Board to effect a reverse split of the Company’s issued and outstanding shares of capital stock on the basis of 1-for-20 at any time as the Board may deem necessary and advisable on or prior to the one-year anniversary of the Annual Meeting. See Item 5.03 for further actions taken by the Company in regard to this Proposal No. 2.

Proposal No. 4: Approval of an Amendment to the 2014 Plan to Increase the Number of Shares Authorized for Issuance.

For	Against	Abstain
34,755,171	6,582,269	326,396

The vote required to approve this proposal was the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal. Accordingly, stockholders approved the amendment to the Super League Gaming, Inc. Amended and Restated 2014 Stock Option and Incentive Plan to increase the number of shares of common stock available for issuance under the 2014 Plan to a total of 15.0 million shares.

Proposal No. 5: Ratification of Appointment of Auditors.

For	Against	Abstain
50,548,955	873,359	457,698

The vote required to approve this proposal was the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal. Accordingly, stockholders ratified the appointment of Withum Smith + Brown, PC as the Company’s independent auditors for the fiscal year ending December 31, 2023.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 24, 2023.

Item 7.01 Regulation FD Disclosure.

On September 8, 2023, the Company issued a press release announcing the Reverse Split and the Name Change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as Amended, of Super League Gaming, Inc.
99.1	Press Release issued by Super League Gaming, Inc., dated September 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: September 8, 2023	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer